Exhibit 99.1


[Exelon Generation Logo]                                        [TXU logo]

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                                                                       News
                                                                       Release





                        TXU Sells Two Texas Power Plants
                              to Exelon Generation

DALLAS and KENNETT SQUARE, Pa. (December 20, 2001) - TXU Corp. (NYSE: TXU) and Exelon Generation today announced an agreement to sell two large TXU gas-fired electric generating plants to Exelon Generation, a subsidiary of Exelon Corp. (NYSE: EXC), for $443 million.

The transaction, involving two Dallas/Fort Worth plants with a combined capacity of 2,334 megawatts (MW), will allow Exelon Generation to expand its presence in the Texas region, enhancing its geographic and market diversity, while providing TXU the opportunity to expand beyond Texas.

"This transaction is yet a further example of the execution of TXU's portfolio management business model," said Brian Dickie, president, North America, TXU Energy. "It decreases our size in the Texas generation market, reduces debt and positions TXU for further growth in other U.S. markets. It is also good for Texas customers as it retains reliability and promotes competition."

"These plants represent a good fit with Exelon's plan to grow its portfolio of generation assets and to use them to position Exelon as one of the nation's top tier energy suppliers," said Christine Jacobs, president of Exelon Power. "The plants are situated in a region of large and ever-increasing demand. The transaction is immediately accretive to earnings and triples the amount of our generation in the region, allowing us to become a more effective competitor."

The plants sold are:

o 893-MW Mountain Creek Steam Electric Station, Dallas;

o 1,441-MW Handley Steam Electric Station, Fort Worth.

The plants will be operated by Exelon Power, Exelon Generation's power plant operation arm. The output will be marketed by Exelon Power Team, Exelon's wholesale marketing operation. The transaction includes a purchase power and tolling agreement for TXU Energy to purchase power during summer months for the next five years.



"One of the advantages for Exelon is acquiring the skilled, valuable employees of the plants," said Wes Taylor, president of generation for TXU. "These employees are among


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the best in the nation at operating power plants, and we are pleased that the transaction is good for employees," added Taylor.



Employees at the two plants will be assured of jobs at the plants for at least two years from the date of the sale.


"It is clear that these plants are valuable and their staffs are well-trained and professional," Exelon's Jacobs said. "They will make a welcome addition to our operation." Jacobs noted that the plants will join another Texas plant recently added to Exelon Power fleet. Exelon Power this summer began operating the brand-new 165 MW combustion turbine ExTex LaPorte plant in LaPorte, near Houston. Exelon's entry into the ERCOT market came in October 2000, when the Tenaska Frontier plant was completed and Exelon Power Team began marketing the 830 megawatts of output. Exelon Power Team also markets 350 megawatts of output from the Wolf Hollow plant in Hood County, Texas.


The transaction is expected to be completed early next year.



TXU is a global leader in electric and natural gas services, merchant trading, energy marketing, energy delivery, telecommunications, and other energy-related services. TXU is one of the largest energy companies in the world with more than $28 billion of annual revenue and $43 billion of assets. TXU is one of the largest generators of electricity in the world and sells 330 million megawatt-hours of electricity and 2.8 trillion cubic feet of natural gas annually. TXU delivers or sells energy to 11 million customers primarily in the U.S., Europe and Australia. Visit www.txu.com for more information on TXU.


Exelon Generation Company, LLC, is a subsidiary of Exelon Corporation, of Chicago, which was formed in October 2000 by the merger of PECO Energy Company, of Philadelphia, and Unicom Corporation, of Chicago. Exelon Generation consists of three business units: Exelon Nuclear, which has 17 nuclear units in Illinois, Pennsylvania and New Jersey, with a net generation capacity of approximately 17,000 megawatts; Exelon Power, which manages, operates and maintains the company's coal, natural gas, oil, landfill gas and hydro fleet of generation assets, consisting of 72 intermediate and peaking units in Pennsylvania and Maryland, producing some 4,800 megawatts of net generating capacity, and Exelon Power Team, Exelon's wholesale marketing and energy-based financial trading operation, dealing on the company's generation assets and a portfolio of long-term supply contracts and nationwide transmission rights, doing business in all of the contiguous 48 states and in Canada and Mexico. In 2000, Exelon Generation, headquartered in Kennett Square, Pa., had assets of $5.734 billion, pre-tax income of $474 million on revenues of $3.93 billion, and approximately 9,000 employees.


                                     (more)


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This release and other reports made by TXU Corp. contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU Corp. believe that in making any such statement their expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in the TXU Corp. 2000 Form 10-K, as well as general industry trends; implementation of the 1999 Texas electric industry restructuring legislation and other legislation; changes in business strategy or development plans; changes in, or failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; changes in tax laws; among others, that could cause the actual restructuring or other results of TXU Corp. to differ materially from those projected in such forward-looking statements.

"This release contains certain forward-looking statements of Exelon Corporation within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations-- Outlook" in Exelon's 2000 Annual Report to Shareholders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this release."

Subscribe to TXU's e-mail list to automatically receive the latest news releases at www.txu.com/us/newsroom


News Media:
TXU contacts:
Rand LaVonn                                 Carol Peters
214-812-3675                                214-812-5924
rlavonn1@txu.com                            cpeters@txu.com

Investor Relations:
David Anderson                              Tim Hogan
214/912-4641                                214/812-2756
danderson@txu.com                           thogan@txu.com



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

Exelon contacts:
Mary Rucci                                  Ben Armstrong
610-765-6925                                610-765-6914
mary.rucci@exeloncorp.com                   benjamin.armstrong@exeloncorp.com


Investor Relations:
Linda Byus                                  Eunice Collins
312-394-7696                                312-394-8354
linda.byus@exeloncorp.com                   eunice.collins@exeloncorp.com




********************************************************************************
***
***      MEDIA AVAILABILITY
***
***      WHAT:       Availability to interview officials on the sale
***      WHO:        TXU & Exelon Officials
***      WHEN:       9:30 AM to 11:00 AM, Thursday Dec. 20th
***      WHERE:      TXU Headquarters
***                  1601 Bryan (at Ervay)
***                  Dallas, TX  (Mapsco 45K)
***      MORE INFO - An on-line media kit is available at www.txu.com/ and
***                  www.exeloncorp.com
***
***      TELEVISION - B-ROLL is available - call 214.812.3675
***
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